UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): April 5, 2011

SKY DIGITAL STORES CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52293	83-0463005
(State or other jurisdiction	Commission	(IRS Employer
of incorporation)	file number	Identification No.)

#8/F, South Block, Resouces Tech Building
1 Song Ping Shan Road, High-Tech Industrial Park
Nanshan District, Shenzhen
People’s Republic of China 518057

(Address of principal executive offices)

Registrant’s telephone number, including area code: 86 755 82718088

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

On April 5, 2012, SKY Digital Stores Corp. (“the Company”) dismissed Holtz Rubenstein Reminick LLP (“HRR”), as our independent registered public accounting firm. On April 10, 2012, the Company engaged Friedman LLP (“Friedman”) as our new independent accountant. The decisions were approved and ratified by the Board of Directors of the Company on April 5, 2012.

HRR issued the auditor’s report on the Company’s financial statements for the year ended December 31, 2011. The report of HRR on the Company's consolidated financial statements for the fiscal year ended December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. For the years ended December 31, 2011 and 2010 and the subsequent interim period through April 5, 2012, there have been no disagreements between the Company and HRR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to HRR’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2011 and 2010 and the subsequent interim period through April 5, 2012, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided HRR with a copy of this Report and the Company has requested HRR furnish a letter addressed to the Commission stating whether it agrees with the statements above. A copy of this letter is filed as an exhibit to this Report.

For the years ended December 31, 2011 and 2010 and through April 10, 2012, neither the Company nor anyone acting on the Company's behalf consulted Friedman with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Holtz Rubenstein Reminick LLP to the Securities and Exchange Commission, dated April 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY Digital Stores Corp.

Date: April 11, 2012	By:	/s/ Lin Xiangfeng
Lin Xiangfeng
Chief Executive Officer and Chairman

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